S1 Corporation Reports Fourth Quarter and Full Year 2008 Results
Revenue Increased 10% in the Fourth Quarter and 11% for the Full Year Compared to 2007
Provides 2009 Full Year Guidance

Norcross, Georgia, March 4, 2009 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the fourth quarter and full year ended December 31, 2008.

■
Total revenue for the fourth quarter of 2008 increased 10 percent to $58.6 million from $53.4 million in the fourth quarter of 2007.  Total revenue for the full year ended December 31, 2008 increased 11 percent to $228.4 million from $204.9 million in 2007.

■
GAAP earnings were $5.3 million or $0.10 per share (diluted) for the fourth quarter of 2008, a $0.01 decrease over GAAP earnings of $6.4 million or $0.11 per share (diluted) for the fourth quarter of 2007.  GAAP earnings were $21.9 million or $0.38 per share (diluted) for the full year ended December 31, 2008, a $0.06 increase over GAAP earnings of $19.5 million or $0.32 per share (diluted) in 2007.  These figures include stock based compensation expense of $3.5 million and $0.6 million in the fourth quarter of 2008 and 2007, respectively, and $8.1 million and $8.5 million for the full years ended December 31, 2008 and 2007, respectively.

■
Adjusted EBITDA for the fourth quarter of 2008 increased four percent to $10.5 million from $10.1 million in the fourth quarter of 2007.  Adjusted EBITDA for the full year ended December 31, 2008 increased 13 percent to $43.0 million from $38.1 million in 2007.  Adjusted EBITDA does not include stock based compensation expense, and is described below (1) and reconciled to GAAP net income in Tables 4, 5 and 6.

“We posted strong results in 2008 and ended the year with one of the best quarters of deal signings in several years,” said Johann Dreyer, Chief Executive Officer of S1.  “While we are not immune to the economic uncertainty and marketplace challenges, we believe our recurring revenue base, broad range of products and customers around the world, and strong balance sheet positions us to generate solid growth in revenue and profitability in this difficult economic environment.  With the opportunities we see in our sales pipeline, we are currently targeting 2009 revenue of $240 to $245 million and Adjusted EBITDA of $47 to $50 million.”

■	Fourth quarter customer highlights include:
o	Postilion licensed its payments processing and card management software to its fifth top 10 retailer in the U.K. and to Arab National Bank, one of the top banks in the Middle East; and
o	S1 Enterprise signed significant new work orders with three current customers and licensed multiple applications to a new customer in the U.S.
■
Total revenue from international operations for the fourth quarter of 2008 increased three percent to $15.5 million from $15.1 million in the fourth quarter of 2007.  Total revenue from international operations for the full year ended December 31, 2008 increased 26 percent to $63.8 million from $50.7 million in 2007.

■	Net cash provided by operating activities was $34.1 million for the full year ended December 31, 2008, a $2.8 million improvement over 2007.
■
The Company repurchased 2.8 million shares of its common stock for $14.9 million during the fourth quarter of 2008, and 4.4 million shares for $25.1 million for the full year ended December 31, 2008.  As of December 31, 2008, the Company had $65.3 million in cash, cash equivalents and short-term investments.

(1) Adjusted EBITDA

See Tables 4, 5 and 6 for reconciliations of Adjusted EBITDA to Net Income.

This press release includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is Net income.  We define Adjusted EBITDA as Net income less net interest income, plus income taxes, depreciation, amortization of intangibles, and stock-based compensation expense.  A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the reconciliation of GAAP to non-GAAP financial measures in Tables 4, 5 and 6.  We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation, amortization, stock-based compensation expense, net interest income and income tax expense provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives.  Additionally, while stock-based compensation is an important part of overall compensation expense, a portion of our stock-based compensation expense is the result of cash-settled stock appreciation rights that are revalued each quarter for GAAP earnings based on the closing price of the Company's stock on the last day of the quarter.  Consequently, fluctuations in our stock price can have a significant impact on the Company's reported GAAP earnings.  Additionally, it is possible that the Company may begin recording income tax provisions for GAAP earnings despite being able to reduce taxes payable through the potential use of net operating loss carry forwards and other tax credits.

Although we believe, for the foregoing reasons, that our presentation of a non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial results should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial results. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

Adjusted EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States.  Adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, and stock-based compensation expense which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the Board of Directors, stockholders, analysts and investors concerning our financial performance.

Conference Call Information
Company management will host a conference call for interested parties to discuss its fourth quarter and full year results on Thursday, March 5, 2009, at 8:30 a.m. ET.  A webcast of the call will be available through the Company's website, www.s1.com.  The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

About S1
S1 Corporation (Nasdaq: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors under three brand names: Postilion, S1 Enterprise and FSB Solutions. Additional information about S1 solutions is available at www.s1.com <http://www.s1.com/>, www.postilion.com <http://www.postilion.com/>, www.S1enterprise.com <http://www.s1enterprise.com/>, and www.fsb-solutions.com <http://www.fsb-solutions.com/>.

Forward Looking Statements

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. Forward-looking statements may include projections of our revenue, expenses, Adjusted EBITDA, capital expenditures, earnings per share, product development projects, future economic performance or management objectives.  These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com  or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.  Except as provided by law, we undertake no obligation to update any forward-looking statement for any reason, even if new information becomes available.

Investor Contact:
Paul M. Parrish
Chief Financial Officer
404.923.3500
paul.parrish@s1.com

S1 Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 1

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Revenue:
Software licenses	$11,336	$8,901	$37,859	$30,709
Support and maintenance	12,631	12,194	49,163	45,591
Professional services	22,613	19,215	92,245	79,754
Data center	11,568	12,719	47,836	47,796
Other	477	418	1,332	1,075
Total revenue	58,625	53,447	228,435	204,925

Operating expenses:
Cost of software licenses (1)	884	989	3,881	3,796
Cost of professional services, support and maintenance (1)	19,147	18,085	74,035	67,808
Cost of data center (1)	6,707	6,466	26,304	24,988
Cost of other revenue	28	69	269	375
Selling and marketing	10,513	8,161	36,432	31,304
Product development	7,831	5,471	29,271	23,738
General and administrative	6,914	5,511	25,826	26,259
Depreciation	2,099	1,841	7,936	7,023
Amortization of other intangible assets	282	283	1,130	1,175
Total operating expenses (2)	54,405	46,876	205,084	186,466

Operating income	4,220	6,571	23,351	18,459
Interest and other income (expense), net	39	(10)	753	2,500
Income tax benefit (expense)	1,074	(130)	(2,254)	(1,464)
Net income	$5,333	$6,431	$21,850	$19,495

Earnings per share:
Basic	$0.10	$0.11	$0.38	$0.32
Diluted	$0.10	$0.11	$0.38	$0.32

Weighted average common shares outstanding - basic	53,220,794	57,474,280	55,734,103	59,746,146
Weighted average common shares outstanding - diluted	53,909,274	58,594,523	56,541,534	60,680,130
________________________

(1)	Excludes charges for depreciation. Cost of software licenses includes amortization of purchased technology.
(2)
Includes stock-based compensation expenses of $3.5 million and $0.6 million for the three months ended
December 31, 2008 and 2007, respectively, and $8.1 million and $8.5 million for the twelve months ended
December 31, 2008 and 2007, respectively. Please refer to Tables 4, 5 and 6 for further details.

S1 Corporation
Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)
TABLE 2

	December 31,	December 31,
	2008	2007

Assets
Current assets:
Cash and cash equivalents	$63,840	$45,011
Short-term investments	1,493	23,855
Accounts receivable, net	42,561	39,969
Prepaid expenses	5,123	3,354
Other current assets	2,082	6,389
Total current assets	115,099	118,578
Property and equipment, net	23,015	20,906
Intangible assets, net	7,585	11,240
Goodwill, net	124,362	125,281
Other assets	8,625	5,839
Total assets	$278,686	$281,844

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,366	$2,300
Accrued compensation and benefits	16,147	10,649
Accrued restructuring	2,323	3,043
Accrued other expenses	10,271	8,198
Deferred revenues	25,271	26,345
Current portion of debt obligation	3,917	3,725
Total current liabilities	59,295	54,260
Debt obligation, excluding current portion	6,196	8,805
Accrued restructuring, excluding current portion	3,443	6,181
Other liabilities	1,012	2,693
Total liabilities	$69,946	$71,939

Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	528	567
Additional paid-in capital	1,791,924	1,810,783
Accumulated deficit	(1,587,957)	(1,609,807)
Accumulated other comprehensive income	(5,755)	(1,638)
Total stockholders' equity	208,740	209,905
Total liabilities and stockholders' equity	$278,686	$281,844

Preferred shares issued and outstanding	749,064	749,064
Common shares issued and outstanding	52,799,310	56,748,906

S1 Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
TABLE 3

	Twelve Months Ended
	December 31,	December 31,
	2008	2007

Cash flows from operating activities:
Net income	$21,850	$19,495
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	11,591	11,135
Provision for doubtful accounts receivable and billing adjustments	(159)	1,894
Stock based compensation expense	8,092	8,522
Deferred income taxes	(1,895)	-
Other than temporary impairments of investments	663	152
Changes in assets and liabilities
(Increase) decrease in accounts receivable	(2,777)	11,509
Increase in prepaid expenses and other assets	(231)	(828)
Decrease in accounts payable	(1,278)	(1,449)
Decrease in accrued expenses and other liabilities	(432)	(15,498)
Decrease in deferred revenues	(1,277)	(3,600)
Net cash provided by operating activities	34,147	31,332
Net cash provided by (used in) investing activities	15,765	(13,893)
Net cash used in financing activities	(27,488)	(42,940)
Effect of exchange rate changes on cash and cash equivalents	(3,595)	900
Net increase (decrease) in cash and cash equivalents	18,829	(24,601)
Cash and cash equivalents at beginning of period	45,011	69,612
Cash and cash equivalents at end of period	$63,840	$45,011

S1 Corporation
Consolidated Statements of Operations
(In thousands)
(Unaudited)
TABLE 4

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Revenue:
Software licenses	$11,336	$8,901	$37,859	$30,709
Support and maintenance	12,631	12,194	49,163	45,591
Professional services	22,613	19,215	92,245	79,754
Data center	11,568	12,719	47,836	47,796
Other	477	418	1,332	1,075
Total revenue	58,625	53,447	228,435	204,925

Operating expenses:
Cost of software licenses	884	989	3,881	3,796
Cost of professional services, support and maintenance *	19,147	18,085	74,035	67,808
Cost of data center *	6,707	6,466	26,304	24,988
Cost of other revenue	28	69	269	375
Selling and marketing *	10,513	8,161	36,432	31,304
Product development *	7,831	5,471	29,271	23,738
General and administrative *	6,914	5,511	25,826	26,259
Depreciation	2,099	1,841	7,936	7,023
Amortization of other intangible assets	282	283	1,130	1,175
Total operating expenses	54,405	46,876	205,084	186,466

Operating income	4,220	6,571	23,351	18,459
Interest and other income (expense), net	39	(10)	753	2,500
Income tax benefit (expense)	1,074	(130)	(2,254)	(1,464)
Net income	$5,333	$6,431	$21,850	$19,495

Reconciliation to Adjusted EBITDA:
Net income	$5,333	$6,431	$21,850	$19,495
Interest and other (income) expense, net	(39)	10	(753)	(2,500)
Income tax (benefit) expense	(1,074)	130	2,254	1,464
Depreciation	2,099	1,841	7,936	7,023
Amortization	740	1,071	3,655	4,112
Stock based compensation expense	3,487	620	8,092	8,522
Adjusted EBITDA	$10,546	$10,103	$43,034	$38,116

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$240	$56	$344	$514
Cost of data center	24	23	100	70
Selling and marketing	1,348	92	2,949	3,984
Product development	435	18	1,034	1,669
General and administrative	1,440	431	3,665	2,285
	$3,487	$620	$8,092	$8,522

S1 Corporation
Enterprise Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 5

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Revenue:
Software licenses	$3,223	$2,289	$8,685	$6,405
Support and maintenance	4,485	4,653	16,897	16,071
Professional services	16,590	15,255	71,522	63,740
Data center	7,176	7,383	28,253	25,478
Other	409	92	992	557
Total revenues	31,883	29,672	126,349	112,251

Operating expenses:
Cost of software licenses	350	292	1,327	1,269
Cost of professional services, support and maintenance *	11,546	11,157	44,831	41,743
Cost of data center *	3,911	3,862	15,502	14,514
Cost of other revenue	-	18	175	84
Selling and marketing *	4,238	3,308	15,852	13,122
Product development *	5,075	2,542	18,229	11,649
General and administrative *	3,849	3,059	13,990	14,524
Depreciation	1,222	1,126	4,614	4,503
Amortization of other intangible assets	-	-	-	45
Total operating expenses	30,191	25,364	114,520	101,453

Operating income	$1,692	$4,308	$11,829	$10,798

Reconciliation to Adjusted EBITDA:
Operating income	$1,692	$4,308	$11,829	$10,798
Depreciation	1,222	1,126	4,614	4,503
Amortization	61	187	330	723
Stock based compensation expense	2,094	363	5,028	4,788
Adjusted EBITDA	$5,069	$5,984	$21,801	$20,812

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$37	$34	$126	$429
Cost of data center	6	16	36	51
Selling and marketing	932	74	2,024	2,137
Product development	377	5	855	931
General and administrative	742	234	1,987	1,240
	$2,094	$363	$5,028	$4,788

S1 Corporation
Postilion Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 6

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007

Revenue:
Software licenses	$8,113	$6,612	$29,174	$24,304
Support and maintenance	8,146	7,541	32,266	29,520
Professional services	6,023	3,960	20,723	16,014
Data center	4,392	5,336	19,583	22,318
Other	68	326	340	518
Total revenues	26,742	23,775	102,086	92,674

Operating expenses:
Cost of software licenses	534	697	2,554	2,527
Cost of professional services, support and maintenance *	7,601	6,928	29,204	26,065
Cost of data center *	2,796	2,604	10,802	10,474
Cost of other revenue	28	51	94	291
Selling and marketing *	6,275	4,853	20,580	18,182
Product development *	2,756	2,929	11,042	12,089
General and administrative *	3,065	2,452	11,836	11,735
Depreciation	877	715	3,322	2,520
Amortization of other intangible assets	282	283	1,130	1,130
Total operating expenses	24,214	21,512	90,564	85,013

Operating income	$2,528	$2,263	$11,522	$7,661

Reconciliation to Adjusted EBITDA:
Operating income	$2,528	$2,263	$11,522	$7,661
Depreciation	877	715	3,322	2,520
Amortization	679	884	3,325	3,389
Stock based compensation expense	1,393	257	3,064	3,734
Adjusted EBITDA	$5,477	$4,119	$21,233	$17,304

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$203	$22	$218	$85
Cost of data center	18	7	64	19
Selling and marketing	416	18	925	1,847
Product development	58	13	179	738
General and administrative	698	197	1,678	1,045
	$1,393	$257	$3,064	$3,734